Exhibit 10.8

Reference: Renewal of Employment Agreement dated June 1, 2020 (the “Employment Agreement”)

By signing below both parties agree to renew the term of the Employment Agreement until June 1, 2022. Except as expressly set forth herein, all terms of the Employment Agreement remain in full force and effect, and constitute the legal, valid, binding and enforceable obligations of the parties thereto.

Executive:

By:	/s/ Fred Wong
Fred Wong

Intelligent Living Application Group Inc.

By:	/s/ Bong Lau
Name:	Bong Lau
Title:	Chief Executive Officer